UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 18, 2005




                           ARIAD Pharmaceuticals, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    0-21696              22-3106987
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission          (I.R.S. Employer
    of incorporation)              File Number)        Identification No.)



              26 Landsdowne Street, Cambridge, Massachusetts       02139
-------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On August 18, 2005, ARIAD Pharmaceuticals, Inc. (the "Company") issued a press release announcing that AP23573, its novel mTOR inhibitor, has been designated an orphan drug by the United States Food and Drug Administration (FDA) for the treatment of both soft-tissue and bone sarcomas. The information contained in the press release dated August 18, 2005, is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.

ITEM 9.01  Financial Statements and Exhibits.

           (c) The following exhibits are filed with this report



              Exhibit
              Number    Description
              --------  -----------------------------------------------------
              99.1      The Registrant's press release dated August 18, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               ARIAD Pharmaceuticals, Inc.


                               By:      /s/ Edward M. Fitzgerald
                                  -----------------------------------------
                                        Edward M. Fitzgerald
                                        Senior Vice President and
                                        Chief Financial Officer


Date:    August 18, 2005

                                  EXHIBIT INDEX

Exhibit
Number            Description
--------          -----------
 99.1             The Registrant's press release dated August 18, 2005.